CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, John Shields, President of Harris Insight Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 9, 2006                      /s/ John Shields
     ---------------------               -----------------------------------
                                         John Shields, President
                                         (principal executive officer)


I, Steven Richard, Principal Financial & Accounting Officer of Harris Insight Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 9, 2006                      /s/ Steven Richard
     ---------------------               ---------------------------------
                                         Steven Richard, Principal Financial &
                                         Accounting Officer
                                         (principal financial officer)